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                                   EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-80957) of Conoco Inc. of our report dated May 30,2000 relating to the financial statements of the Thrift Plan for Employees of Conoco Inc., which appears in this Form 11-K.





PRICEWATERHOUSECOOPERS LLP
Houston, Texas
May 31, 2000